UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 28, 2008

CASS INFORMATION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Missouri	2-80070	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13001 Hollenberg Drive Bridgeton, Missouri	63044
(Address of principal executive offices)	(Zip Code)

(314) 506-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2008, Lawrence A. Collett, Chairman and Chief Executive Officer of Cass Information Systems, Inc. (the “Company”), announced to the Company’s Board of Directors that he will retire from his position as the Company’s Chief Executive Officer, effective July 2008. Mr. Collett has served as the Company’s Chief Executive Officer since 1990 and as Chairman of the Board of Directors since 1992. He will retain his position as Chairman.

Also on February 28, 2008, in connection with Mr. Collett’s retirement, the Company’s Board of Directors appointed Eric H. Brunngraber to succeed Mr. Collett as the Company’s Chief Executive Officer. As Chief Executive Officer, Mr. Brunngraber will serve as the Company’s principal executive officer. He will begin serving in this position in July 2008, effective with Mr. Collett’s retirement.

Mr. Brunngraber, 51, has been a director of the Company since 2003. He currently serves as the Company’s President and Chief Operating Officer and has served in these positions since May 2006. From 1997 to May 2006, Mr. Brunngraber served as Chief Financial Officer of the Company. He has held numerous positions with the Company since his employment began in 1979, including Executive Vice President-Secretary of Cass Commercial Bank, the Company’s bank subsidiary. Mr. Brunngraber has been active in various civic, charitable, professional and church-related organizations in the St. Louis, Missouri area.

On March 4, 2008, the Company issued a press release announcing the retirement of Mr. Collett as the Company’s Chief Executive Officer and the appointment of Mr. Brunngraber to fill this position. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On February 28, 2008, the Company issued a press release announcing the appointment of Robert J. Mathias as president of Cass Commercial Bank, the Company’s bank subsidiary. A copy of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release issued by Cass Information Systems, Inc. dated March 4, 2008.

99.2	Press release issued by Cass Information Systems, Inc. dated February 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2008

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Lawrence A. Collett
Name:	Lawrence A. Collett
Title:	Chairman and Chief Executive Officer

By:	/s/ P. Stephen Appelbaum
P. Stephen Appelbaum
Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release issued by Cass Information Systems, Inc. dated March 4, 2008.

99.2	Press release issued by Cass Information Systems, Inc. dated February 28, 2008.

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